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                           LOAN PURCHASE AGREEMENT

    This Loan Purchase Agreement ("Agreement") dated as of February 1, 1998, is entered into by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), LADSTOCK HOLDING CORPORATION, a Delaware corporation ("Buyer"), and BWBH, INC., a Delaware corporation ("BWBH"), BWCC, INC., a Delaware corporation ("BWCC"), MILLSITE 27, INC., a Delaware corporation ("M27"), and SILVER HAWK CASINO, INC., a Delaware corporation, ("SHCI"): collectively and individually, "Borrowers").

    1.  RECITALS.

        1.1 On or about June 7, 1996, Foothill, on the one hand, and Borrowers, on the other hand, entered into that certain Amended and Restated Loan and Security Agreement whereby Foothill agreed to loan, on a revolving basis, up to a maximum amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000); and

        1.2 On or about June 7, 1996, Foothill and Borrowers entered into that certain letter agreement which served as a first amendment to the Amended and Restated Loan and Security Agreement ("First Amendment"); and

        1.3 On or about February 9, 1998, Foothill and Borrowers entered into that certain Second Amendment to Amended and Restated Loan and Security Agreement ("Second Amendment": the Amended and Restated Loan Agreement, as amended by the First Amendment and the Second Amendment is hereinafter referred to as the "Loan Agreement"); and

        1.4 The Obligations (as defined in the Loan Agreement: Capitalized terms not otherwise defined herein have the meaning in the Loan Agreement) were secured by the Collateral;

        1.5 Pursuant to the Second Amendment, the definition of Collateral was expanded to include all of the assets of the Bullpen casino; and

        1.6 On or about August 21, 1998, all of the issued and outstanding stock of Borrowers was acquired by Ladbrook Gaming Corporation, an affiliate of Buyer, and Buyer has elected to finance the obligations of Borrowers from its own funds; and

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        1.7  Borrowers and Buyer approached Foothill and inquired as to whether Foothill was willing to sell the Obligations, and all evidences of same and Collateral securing same, to Buyer, to which, on the terms and conditions set forth herein, it has agreed.

    2. ASSIGNMENT OF LOAN AGREEMENT AND DEEDS OF TRUST. Upon and subject to the satisfaction of all of the terms and conditions set forth in this Agreement, Foothill hereby agrees to grant, assign and transfer to Buyer, without recourse, and without representation or warranty, express or implied, all of Foothill's right, title, interest, obligations and privileges under the Loan Agreement and the money to become lendable thereunder and due thereon with interest, and all of Foothill's right, title and interest under the Collateral and the Loan Documents, and all rights accrued or to accrue thereunder.

    3. PURCHASE PRICE. The purchase price for the assignment of the Loan Agreement and the Collateral (the "Purchase Price") shall be computed as follows:

        3.1 The outstanding Obligations owing to Foothill from Borrowers at the time the Purchase Price is received by Foothill; PLUS

        3.2 An amount equal to the Early Termination Premium, computed at the time the Purchase Price is received by Foothill; PLUS

        3.3 The sum of $25,000 representing an estimation of the attorney's fees and other associated transactional costs incurred by Foothill in assigning the Loan to Buyer.

    4. METHOD OF PAYMENT OF PURCHASE PRICE. Buyer shall wire transfer the Purchase Price to Foothill on or before February 19, 1999 (the "Closing") in accordance with the following wire instructions:

        The Chase Manhattan Bank
        New York, New York
        ABA:      #021000021
        Credit:   Foothill Capital Corporation
        Account:  323-266193
        Re:       Colorado Gaming & Entertainment, Co.

    5. DELIVERY OF FOOTHILL DOCUMENTS. Within two (2) business days of the Closing, Foothill shall deliver to Buyer, at the address set forth in
Section 11.1 hereof,

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fully-executed and, where applicable, acknowledged originals of the documents set forth on Exhibit "A" attached hereto and incorporated by reference hereby, and assignments of same to Buyer.

    6. CLOSING COSTS. The costs incidental to the Closing shall be paid as follows:

        (a) Buyer shall pay the cost of obtaining any Indorsements or new Title Insurance Policies, should it elect to obtain them.

        (b) Buyer shall pay both its and Foothill's legal fees and other incidental expenses incurred in connection with the transaction contemplated by this Agreement.

             A portion of the Purchase Price includes an estimated $25,000 in attorney's fees for Foothill's counsel and other closing transactional costs. Should Foothill's attorney's fees and other closing transactional costs be less than that amount, Foothill shall refund within ninety (90) days any amounts in excess of the actual fees. Should Foothill's counsel's fees and other closing transactional costs exceed the sum of $25,000, Buyer shall promptly pay the same upon invoicing by Foothill.

    7. CONDITIONS TO FOOTHILL'S OBLIGATIONS. Foothill's obligations under this Agreement shall be conditioned upon Foothill receiving the Purchase Price on or before the Closing Date.

    8.  RELEASE.

        8.1 Effective as of date of execution hereof and also as of the Closing, Borrower each for itself and their shareholders, affiliates, agents, principals, officers, directors and employees hereby release, discharge, and acquit Foothill and its shareholders, subsidiaries, parent companies, affiliates, agents, principals, officers, counsel, employees, consultants and their respective successors and assigns, from any and all causes of action, actions, judgments, liens, obligations, indebtedness, damages, losses, claims, liabilities, and demands of any kind, nature and character whatsoever, whether known or unknown, and whether anticipated or unanticipated, directly or indirectly arising out of the lending relationship and the Loan. This is intended as a full release, and no causes of action, actions, judgements, liens, obligations, indebtedness, damages, losses, claims, liabilities, and demands of any kind, nature and character

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whatsoever, whether known or unknown, and whether anticipated or unanticipated, directly or indirectly, is reserved or retained by any of the signatories hereto.

        8.2 Borrowers each for itself and their shareholders, affiliates, agents, principals, officers, directors and employees, hereby waive and relinquish all rights and benefits under Section 1542 of the Civil Code of California, which reads as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

    9.  INDEMNITY.

        9.1 INDEMNITY PROVISIONS. Borrowers and Buyer (individually and collectively, jointly and severally, "Indemnitor") will defend, indemnify and hold harmless Foothill, and each and all of its respective predecessors, successors, servants, agents, employees, attorneys, directors, officers, shareholders, partners, owners, representatives, assigns and companies, (hereinafter collectively called "Indemnitees") and each of them against any and all claims against Indemnitees (including all demands, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, accounts, damages, judgments, and all out of pocket losses and/or liabilities of any character whatsoever) brought by Borrowers, affiliates of Borrowers, shareholders of Borrowers, or creditors of Borrowers arising out of or in any way related to the Loan and the lending relationship. Said indemnification shall include, but shall not be limited to, sums paid or liabilities incurred in defense or settlement of, and expenses paid or incurred in connection with, any and all claims, demands, agreements, contracts, actions, suits, causes of action, arbitrations, obligations, controversies, debts, costs, expenses, accounts, damages, judgments, losses and liabilities of any character whatsoever paid or incurred by Indemnitees or asserted against Indemnitees, including without limitation any and all costs or expenses incurred by Indemnitees in enforcing the terms hereof, in procuring or attempting to procure any release from liability, or in recovering or attempting to recover any losses or any expenses paid or incurred as aforesaid.

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        9.2  NOTICE OF INDEMNITOR. The indemnification of Indemnitees by
Indemnitor shall be contingent upon notice to Indemnitor by or on behalf of Indemnitees of any claim or action which may result in liability to Indemnitor through such indemnification and an opportunity accorded Indemnitor to defend against such claim or action.

        9.3 INDEMNITOR'S DUTY TO DEFEND. Indemnitor agrees to defend Indemnitees against any claims brought, or actions filed, against Indemnitees with respect to the subject of the indemnity contained herein, whether such claims or actions are rightfully or wrongfully brought or filed. In the event that claims should be brought or actions filed with respect to the subject of indemnity herein, Indemnitor agrees that Indemnitees may employ attorneys of their own selection, but to be paid for by Indemnitor, to appear and defend the claim or action on behalf of Indemnitees.

        9.4 ENFORCEMENT RIGHTS OF INDEMNITEES. Upon failure of Indemnitor within ten (10) days of entry of Final Judgement or Award against Indemnitees, or the settlement by Indemnitees of any matter indemnified against herein, to pay said Judgement, Award or Settlement, Indemnitees may, but need not, pay such Judgment, Award or Settlement and make demand upon Indemnitor for payment of same plus interest at the rate of Ten Percent (10%) per annum, or the maximum interest rate allowed by law, whichever is less, on the amount from the date paid, plus their actual attorneys' fees and costs. Any such failure to satisfy in full any Final Judgment or Award against Indemnitees, or to pay any settlement of a claim indemnified hereunder, shall be an event of default.

    10.  REPRESENTATIONS AND WARRANTIES.

        10.1 Foothill makes no warranty or representation, express or implied, concerning any facts material or immaterial, concerning the status and enforceability of the Loan Agreement or rights to the Collateral, and that the assignment is an "as is, where is".

        10.2 Foothill represents and warrants to Buyer that it owns the Loan Documents and has not sold, assigned, or encumbered them to or in favor of any third party, and the execution of this Agreement has been duly authorized and is within its corporate powers.

        10.3 Buyer represents and warrants that it is solely relying on its own investigations with respect to all matters and facts concerning or surrounding the Loan Agreement and

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rights with respect to the Collateral and its own discussions and investigations with Borrowers.

The above representations and warranties shall be true as of the Closing and shall survive the Closing.

    11. MISCELLANEOUS.

        11.1 NOTICES. All notices, approvals, disapprovals or elections required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or mailed, certified or registered mail, return receipt requested, or telefaxed, to the parties at the following addresses and/or fax numbers:

    If to Foothill:  Foothill Capital Corporation
                     11111 Santa Monica Boulevard
                     Suite 1500
                     Los Angeles, California 90017
                     Attention: Ms. Teresa Bolick
                     (310) 996-7162

    If to Buyer:     Ladstock Holding Corporation
                     3260 Blume Drive
                     Plaza II, Suite 500
                     Richmond, California 94806
                     Attn: John J. Ford, Esq.
                     (510) 243-9734

Personally delivered notices shall be deemed given upon actual personal delivery to the intended recipient. Mailed notices shall be deemed given upon the earlier of three (3) business days after deposit into the United States mail, registered or certified, with postage fully prepaid, or the date of actual receipt as evidenced by the return receipt. Telefaxed notices shall be deemed given upon telecommunication to the recipient at the number set forth above.

        11.2 NON-ASSIGNABILITY. Buyer shall not assign its rights or obligations under this Agreement.

        11.3 GOVERNING LAW. This Agreement shall be deemed to have been made in the State of California and the validity, enforceability, construction, interpretation and enforcement of this Letter Agreement and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law.

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        11.4 VENUE. Buyer and Foothill agree that all actions or proceedings arising in connection with this Letter Agreement shall be tried and litigated only in the state and federal court located in the County of Los Angeles, State of California or, at the sole election of Foothill, in any other court in which Foothill shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.

        11.5 WAIVER OF TRIAL BY JURY. BUYER AND FOOTHILL HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO OR IN ANY WAY RELATED TO THIS LETTER AGREEMENT. BUYER OR FOOTHILL MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

        11.6 ATTORNEYS' FEES. In the event of any action between Foothill and Buyer for enforcement of any of the terms or conditions of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and expenses, including without limitation court costs and attorneys' fees (including, without limitation, costs and fees pursuant to 11 U.S.C.), as awarded by a court of competent jurisdiction.

        11.7 COUNTERPART EXECUTION. Delivery of any executed counterpart of this Letter Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Letter Agreement. Any party delivering an executed counterpart of this Letter Agreement by telefacsimile also shall deliver a manually executed counterpart of this Letter Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of the Letter Agreement.

        11.8 ENTIRE AGREEMENT. This Agreement, together with the documents described and referred to herein, contains all of the agreements of Foothill and Buyer with regard to the transactions contemplated hereby, and supersedes all prior agreements, understandings and negotiations, whether written or oral.

        11.9 AMENDMENT. This Agreement shall not be modified or amended except by an instrument in writing duly executed by both Foothill and Buyer.

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        11.10 HEADINGS. The paragraph headings and captions in this Agreement are for convenience only and shall not limit or define the contents of this Agreement.

        11.11 TIME. Time is of the essence of this Agreement, it being understood that the time for performance of each obligation, including without limitation the Closing Deadline, has been the subject of negotiation by the parties.

        11.12 ADVICE OF COUNSEL. BUYER AND FOOTHILL HEREBY ACKNOWLEDGE AND REPRESENT THAT THEY HAVE ENTERED INTO THIS LETTER AGREEMENT AFTER SEEKING AND OBTAINING THE ADVICE OF THEIR COUNSEL, AFTER REPRESENTATION BY SUCH COUNSEL REGARDING THIS LETTER AGREEMENT, INCLUDING THE IMPLICATIONS OF THE REQUIREMENTS FOR THE WAIVERS AND RELEASES CALLED FOR HEREIN, THAT SUCH COUNSEL HAS FULLY EXPLAINED TO BUYER AND FOOTHILL THE LEGAL EFFECTS OF THIS LETTER AGREEMENT, INCLUDING THE LEGAL EFFECT OF SUCH REQUIRED WAIVERS AND RELEASES, AND THAT BUYER AND FOOTHILL ARE FULLY AWARE OF ITS CONTENT AND EFFECT.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       "Foothill"

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation


                                       By
                                         ----------------------------
                                                Teresa Bolick,
                                                Vice President



                                       "Buyer"

                                       ----------------------------,
                                       a __________ corporation


                                       By
                                         ----------------------------
                                         Print Name:
                                                    -----------------


                                       By
                                         ----------------------------
                                         Print Name:
                                                    -----------------

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                                       "Borrowers"

                                       BWBH, INC.,
                                       a Delaware corporation


                                       By /s/ Robert Stephens
                                         ------------------------------------
                                         Print Name: Robert Stephens, VP
                                                    -------------------------


                                       By /s/ Alan Mayer
                                         ------------------------------------
                                         Print Name: Alan Mayer, VP
                                                    -------------------------



                                       BWCC, INC.,
                                       a Delaware corporation


                                       By /s/ Robert Stephens
                                         ------------------------------------
                                         Print Name: Robert Stephens, VP
                                                    -------------------------


                                       By /s/ Alan Mayer
                                         ------------------------------------
                                         Print Name: Alan Mayer, VP
                                                    -------------------------



                                       MILLSITE 27, INC.,
                                       a Delaware corporation


                                       By /s/ Robert Stephens
                                         ------------------------------------
                                         Print Name: Robert Stephens, VP
                                                    -------------------------


                                       By /s/ Alan Mayer
                                         ------------------------------------
                                         Print Name: Alan Mayer, VP
                                                    -------------------------

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                                       SILVER HAWK CASINO, INC.,
                                       a Delaware corporation


                                       By /s/ Robert Stephens
                                         ------------------------------------
                                         Print Name: Robert Stephens, VP
                                                    -------------------------


                                       By /s/ Alan Mayer
                                         ------------------------------------
                                         Print Name: Alan Mayer, VP
                                                    -------------------------


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                                   EXHIBIT "A"

                        List of Loan Documents Assigned

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